SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________
FORM 8-K-A
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 24, 2008

ALLIANCE RECOVERY CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

(FORMER NAME))

DELAWARE	333-121659	30-0077338
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1000 N.W., ST
Suite 1200
Wilmington, DE 19801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(302) 651-0177
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

* This amendment to the Form 8-K filed on June 2, 2008 reflects the correct debt and share amount converted by Walter Martin.  The Debt Conversion Agreement filed as an exhibit on June 2, 2008 did not have the correct conversion amount.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

On May 23, 2008 Alliance Recovery Corporation (the “Company”) entered into a Debt Conversion Agreement with Walter Martin (the “Holder”).   The Holder converted US$161,791.78 in debt currently owed by the Company to the Holder into shares of the Company’s common stock.

The debt owed by the Company shall be converted into 1,078,612 common shares of the Company’s common stock with a conversion price of $0.15 per share.  These common shares were issued as “restricted securities” as the term is defined in Rule 144 of the 1933 Securities Act (the “Act”).  Further, the common shares issued pursuant to the Agreement are exempt from registration under Section 4(2) of the Securities Act.

On May 23, 2008 the Company entered into a Debt Conversion Agreement, with David Williams (the “Holder”).  Pursuant to the Agreement the Holder converted US$170,942.47 in debt currently owed by the Company to the Holder into shares of the Company’s common stock.

The debt owed by the Company shall be converted into 1,139,613 common shares of the Company’s common stock with a conversion price of $0.15 per share.  These common shares were issued as “restricted securities” as the term is defined in Rule 144 of the 1933 Securities Act (the “Act”).  Further, the common shares issued pursuant to the Agreement are exempt from registration under Section 4(2) of the Securities Act.

ITEM 8.01 OTHER EVENTS

On April 24, 2008 the Company entered into an Option Agreement, with Peter Vaisler (“Vaisler”).  Pursuant to the Option Agreement the Company agreed that the Vaisler will have the right to purchase a total of 500,000 shares of the Company’s common stock (the “Option Shares”) for a total purchase price of $0.20 per share. Vaisler shall have the option to purchase the Option Shares until April 24, 2018.

On May 23, 2008 the Company entered into an Option Agreement, with Walter Martin (the “Grantee”).  Pursuant to the Option Agreement the Company agreed that the Grantee will have the right to purchase a total of 600,000 shares of the Company’s common stock (the “Option Shares”) for a total purchase price of $0.25 per share. The Grantee shall have the option to purchase the Option Shares until April 24, 2018.

On May 23, 2008 the Company entered into an Option Agreement, with David Williams (the “Williams”).  Pursuant to the Option Agreement the Company agreed that the Williams will have the right to purchase a total of 600,000 shares of the Company’s common stock (the “Option Shares”) for a total purchase price of $0.25 per share. The Grantee shall have the option to purchase the Option Shares until April 24, 2018.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.
	99.1	Debt Conversion Agreement *
	99.2	Option Agreement *

  *Incorporated by reference to Form 8-K filed on June 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE RECOVERY CORPORATION

By:	/s/ Peter Vaisler
Peter Vaisler, Chief Executive Officer

Dated: August 22 , 2008